UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 31, 2006


                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                        COMMISSION FILE NUMBER 000-23039

                 COLORADO                                  14-1623047
      (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)


 18685 EAST PLAZA DRIVE, PARKER, COLORADO                    80134
 (Address of principal executive offices)                  (Zip Code)


                                 (303) 783-9499
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On March 31, 2006, OraLabs Holding Corp ("OraLabs" or the "Company") entered into a Stock Exchange Agreement (the "Agreement") under which all of the issued and outstanding shares of Partner Success Holdings Limited ("PSHL") will be acquired by OraLabs in consideration for the issuance to the owners of PSHL of common stock representing a 94 percent ownership interest in the Company, after giving effect to a redemption by the Company of 3,629,350 shares of its outstanding common stock owned individually by its President, Gary H. Schlatter. The redemption will be in consideration for the transfer to Mr. Schlatter of all of the Company's outstanding common stock of OraLabs, Inc., the Company's wholly-owned operating subsidiary. The 94% ownership interest in OraLabs will be determined on a fully diluted basis that will take into account the issuance of 300,000 shares to the non-employee directors of OraLabs prior to Closing upon receiving shareholder approval, and any options that may be exercised by employees prior to Closing. If the closing of the Agreement occurs, PSHL will become a wholly-owned subsidiary of the Company.

The Agreement may be terminated by either party under its terms on October 15, 2006 if the closing has not occurred by that date. The closing of the Agreement is conditioned upon, among other things, customary closing conditions, including the satisfaction of both the Company and PSHL with their due diligence investigations of the other party and the receipt by the Board of Directors of OraLabs of a fairness opinion. If the closing under the Agreement occurs, it is expected to occur during the Company's third fiscal quarter.

Under the terms of the Agreement, the current officers and directors of OraLabs shall resign on the closing date and be replaced by officers and directors to be named by PSHL. No assurances can be given that the Agreement will close or, if the closing occurs, as to the final terms of the Agreement. A copy of the Agreement is attached to this Current Report as Exhibit 2.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

Item 7.01.        Regulation FD Disclosure.

A press release dated April 6, 2006, discussing the Agreement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Forward-looking Statement

Except for historical information and discussions contained herein, statements included in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report relate to the occurrence of and timing of the closing of the Agreement and to the final terms of the Agreement. These statements are based on the Company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

The following exhibit is filed herewith:

         2.1 Stock Exchange Agreement, dated as of March 31, 2006, by and among OraLabs Holding Corp., Partner Success Holdings Limited and others.

The following exhibit is furnished herewith:

99.1     Press Release, issued by OraLabs Holding Corp., dated April 6, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ORALABS HOLDING CORP.

                                            By: /S/ GARY H. SCHLATTER
                                               ---------------------------
                                               Gary H. Schlatter
                                               President
Date: April 6, 2006

                                  EXHIBIT INDEX

EXHIBIT                            DESCRIPTION
 NO.
2.1 Stock Exchange Agreement, dated as of March 31, 2006, by and among OraLabs Holding Corp., Partner Success Holdings Limited and others

99.1 Press Release issued by OraLabs Holding Corp., dated April 6, 2006 (furnished pursuant to Item 7.01 and not filed)